SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2002


                            Valpey-Fisher Corporation
                            -------------------------

               (Exact Name of Registrant as Specified in Charter)


       Maryland                       1-4184                    06-0737363
       --------                       ------                    ----------
(State or other jurisdiction      Commission File             (IRS Employer
  of incorporation)                 Number                Identification Number)


75 South Street, Hopkinton, MA                                     01748
------------------------------                                     -----

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------


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Item 4.   Changes in Registrant's Certifying Accountant.

               Effective November 6, 2002, Valpey-Fisher Corporation ("the Company") dismissed Deloitte & Touche LLP ("D&T") as independent accountants and appointed Grant Thornton LLP ("GT") as independent accountants for the Company. The Company's audit committee approved these changes and recommended them to the Board of Directors. The Company's Board of Directors approved the changes.

              During the Company's two most recent fiscal years and the subsequent interim period preceding D&T's dismissal, there were no disagreements between D&T and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in their report on financial statements for such year. During such period, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

              The reports of D&T on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the Company's two most recent fiscal years and through November 6, 2002, the Company did not consult with GT with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

               The Company provided D&T with a copy of the foregoing disclosures and requested that D&T furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements and, if not, stating the respects in which it does not agree. A copy of the letter from D&T to the Commission is attached as Exhibit 16.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

  (c)    Exhibits

         Exhibit No.              Description
         ----------               ------------

         16.1 Letter from D&T to the Securities and Exchange Commission dated November 6, 2002


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                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Valpey-Fisher Corporation


     Date:  November 8, 2002                By:  /s/ Michael J. Kroll

                                                 Michael J. Kroll
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer


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                                                                    Exhibit 16.1

November 6, 2002

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4 of Valpey-Fisher Corporation's Form 8-K dated November 6, 2002, and we have the following comments:

     1. We agree with the statements made in the first, second, third and fifth paragraphs.

     2. We have no basis on which to agree or disagree with the statements made in the fourth paragraph.


Yours truly,



DELOITTE & TOUCHE LLP



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